                                                                   EXHIBIT 10.18



                             AMENDMENT OF AGREEMENT
                             ----------------------

This AMENDMENT OF AGREEMENT made this day of May 11, 2001 by and between Rita Medical Systems, Inc. (hereinafter referred to as "Seller"), ITX Corporation (hereinafter referred to as "Distributor"), and ITX International Holdings, Inc. (hereinafter referred to as "Distributor Agent"). Seller, Distributor and Distributor Agent hereto agree to extend Exclusive Distributorship Agreement dated November 12, 1997 ( hereinafter referred to as the "Agreement") for two
(2) additional Sales Years (Sales Year Four and Sales Year Five) under following terms and conditions.

                                   WITNESSETH

     WHEREAS, the parties hereto entered into the Agreement dated November 12, 1997; and

     WHEREAS, the parties hereto desire to amend the Agreement.

     NOW THEREFORE, in consideration of the premises and mutual covenants herein contained, Seller, Distributor and Distributor Agent hereto agree to extend the Agreement for two (2) additional Sales Years (Sales Year Four and Sales Year
Five) under following terms and conditions.

1. The following products will be added to Exhibit A of the Agreement, and pricing shall be defined under the following Price Schedule to be added to Exhibit B Pricing of the Model 90 Starburst XL, electrode shall be agreed to by the parties at a later date.

                                    EXHIBIT A
                                    ---------

                   DESCRIPTION OF THE PRODUCTS; SPECIFICATIONS
                   -------------------------------------------

                                   Generators
                                   ----------

      ---------------------------------------------------------------
              Model Number                       Part Number
      ---------------------------------------------------------------
            RITA Model 500 PA                     700-101082
      ---------------------------------------------------------------
             RITA Model 1500                      700-101623
      ---------------------------------------------------------------
      RITA Model 1500X (if and when                   TBD
      this model becomes available)
      ---------------------------------------------------------------

                                   Electrodes
                                   ----------

--------------------------------------------------------------------------------
          Model Number                    Part Number             Description
--------------------------------------------------------------------------------
      RITA Model 70 (15cm)                700-101149J             7 array, 3cm
      RITA Model 70 (25cm)                700-101151J
--------------------------------------------------------------------------------
  RITA Model 75 Starburst (15cm)          700-101492              7 array, 3cm
  RITA Model 75 Starburst (25cm)          700-101493
--------------------------------------------------------------------------------
 RITA Model 90 Starburst XL (15cm)        700-101320              9 array, 5cm
 RITA Model 90 Starburst XL (25cm)        700-101317
--------------------------------------------------------------------------------

* Material has been omitted pursuant to a request for confidential treatment, and such material has been filed separately with the SEC.

                                    EXHIBIT B
                                    ---------

                                 PRICE SCHEDULE
                                 --------------

--------------------------------------------------------------------------------
     Product              Sales Year Three   Sales Year Four   Sales Year Five
--------------------------------------------------------------------------------
   Model 500 PA              $[***]/unit        $[***]/unit       $[***]/unit
--------------------------------------------------------------------------------
    Model 1500               $[***]/unit        $[***]/unit       $[***]/unit
--------------------------------------------------------------------------------
   Model 1500X               $[***]/unit        $[***]/unit       $[***]/unit
--------------------------------------------------------------------------------
     Model 30                $[***]/unit        $[***]/unit       $[***]/unit
--------------------------------------------------------------------------------
     Model 70                $[***]/unit        $[***]/unit       $[***]/unit
--------------------------------------------------------------------------------
 Model 75 Starburst          $[***]/unit        $[***]/unit       $[***]/unit
--------------------------------------------------------------------------------
Model 90 Starburst XL              To be fixed later upon mutual agreement.
--------------------------------------------------------------------------------

     Note:  Prices are U.S. Dollar, F.O.B. Delivery Point

2. With respect to Article 3.3 of the Agreement, and consistent with the provisions of said Article, Seller and Distributor confirm that both parties will discuss and determine price amendments once medical insurance reimbursement points are allocated by the MHW for use of the Products. The parties agree to use commercially reasonable efforts to agree to such price amendments within 90 days of the date the MHW allocates such medical insurance reimbursement points. If the parties are unable to reach agreement during such 90 day period, then either party may refer the issue to a mutually agreeable third party for non-binding arbitration.

3.   Seller confirms that:

     Electrodes Model 30, Model 70, and Model 75 Starburst can be used with the generators Model 500PA, Model 1500 and Model 1500X, provided that certain combination of electrodes and generators will require specially adapted main cables, which will be supplied to Distributor by Seller at no charge. Electrodes Model 90 Starburst XL can be used with generators Model 1500 and 1500X.

4. Sales Year Three defined under the Agreement shall now end at the last date of December 2001, the following Sales Years will commence on January 1. Therefore, Sales Year Four shall commence on January 1, 2002 and end on December 31, 2002, Sales Year Five shall commence on January 1, 2003 and end on December 31, 2003.

5. The Distributor's purchase commitment for Sales Year Three under the Agreement shall be [***] generators and [***] electrodes, and delivery to the Distributor Agent shall be as per the following schedule. However, the model number of the generators (Model 500PA or Model 1500/1500X) for the remaining [***] sets deliverable in December 2001 shall be determined by the end of July 2001. If Distributor decides to purchase the Model 500PA generator for the remaining [***] sets, then Seller will make commercially reasonable efforts to deliver the Model 500 PA generators by the delivery date. The

* Material has been omitted pursuant to a request for confidential treatment, and such material has been filed separately with the SEC.

     payment terms of Model 70 electrodes to be purchased in Sales Year Three shall be net one hundred twenty (120) days from the date of delivery to Distributor Agent.

                PURCHASE COMMITMENTS FOR SALES YEAR THREE (2001):
                ------------------------------------------------

---------------------------------------------------------------------------------------------
Product         Mar     Apr     May     Jun     Jul     Aug     Sep     Oct     Nov     Dec
---------------------------------------------------------------------------------------------
Model 500PA    [***]   [***]   [***]   [***]   [***]   [***]   [***]   [***]   [***]   [***]
---------------------------------------------------------------------------------------------
Generator      [***]   [***]   [***]   [***]   [***]   [***]   [***]   [***]   [***]   [***]
---------------------------------------------------------------------------------------------
Model 30       [***]   [***]   [***]   [***]   [***]   [***]   [***]   [***]   [***]   [***]
---------------------------------------------------------------------------------------------
Model 70       [***]   [***]   [***]   [***]   [***]   [***]   [***]   [***]   [***]   [***]
---------------------------------------------------------------------------------------------

Note: 600 Model 30 electrodes have been already delivered as of February 2001

6. Seller confirms that the electrodes are sterilized with ethylene oxide gas, and will have a minimum shelf life of thirty-six (36) months from the date of sterilization. The Seller will deliver to Distributor Agent electrodes that will have a minimum of thirty (30) months of remaining shelf life. Distributor shall endeavor to obtain Japanese MHW approval of e-beam sterilization for the electrodes as soon as legally possible under applicable Japanese law.

7. The parties hereby agree to extend the Agreement for an additional two Sales Years with the following Minimum Purchase Target and quarterly sales forecast for Sales Year Four (January 2002-December 2002), and Sales Year Five (January 2003-December 2003). All other provisions of Article 8 shall remain unchanged.

                             MINIMUM PURCHASE TARGET
                             -----------------------

    ------------------------------------------------------------------------
          Product             Sales Year Four            Sales Year Five
    ------------------------------------------------------------------------
         Generators                 [***]                     [***]
    ------------------------------------------------------------------------
         Electrodes                 [***]                     [***]
    ------------------------------------------------------------------------

Quarterly sales forecast for Sales Year Four and Sales Year Five, as of this date, shall be as follows.

  ------------------------------------------------------------------------------
        Product               Sales Year Four             Sales Year Five
  ------------------------------------------------------------------------------
                          Q1     Q2      Q3     Q4     Q1     Q2     Q3     Q4
  ----------------------------------------------------------------------------
      Generators         [***]  [***]   [***]  [***]  [***]  [***]  [***]  [***]
  ------------------------------------------------------------------------------
      Electrodes         [***]  [***]   [***]  [***]  [***]  [***]  [***]  [***]
  ------------------------------------------------------------------------------

     For Sales Year Four (2002), Distributor will be entitled to vary the number of units purchased in any particular quarter (subject and prior to the orders becoming binding via the rolling four quarter forecast, as provided for in
Article 3.2), provided that at least 40% of the total electrodes

* Material has been omitted pursuant to a request for confidential treatment, and such material has been filed separately with the SEC.

forecast for the Sales Year are purchased prior to the end of the second quarter and that the Annual Minimum Purchase Targets are met by the end of the Sales Year.

8. With respect to Article 13.7, the parties hereby agree that Sales Year Four and Sales Year Five shall not be subject to cash payment compensation obligations in the event of a termination pursuant to Article 13.3.

9. At the end of Sales Year Five, and provided that Distributor has met or will meet the Minimum Purchase Targets, the Agreement may be renewed for two (2) additional Sales Years under condition that the parties agree to the Minimum Purchase Targets and Product price for Sales Year Six and Sales Year Seven not less than ninety (90) days prior to the end of Sales Year Five.

10. Distributor shall cooperate with Seller in the Territory to perform market research in order to determine the feasibility and desirability of expanding the Agreement to include the use of the Products for lung and/or bone applications. Upon agreement of the parties that it is appropriate, such applications of the Products will be automatically added to the Agreement for use in the Territory. If Seller decides to cease manufacturing or marketing the Product under Seller's branding for such applications in the Territory, or if Seller transfers the sale or distribution rights for the Products for use in lung and/or bone applications to a third party, then Distributor's rights with respect to such applications will terminate. Furthermore, Distributor shall have the right to exclude lung and/or bone applications from this Agreement at its option. However, after the Agreement has included such lung and/or bone applications for a period of at least 180 days, Seller may request Distributor to confirm its intention to continue to include lung and/or bone applications under the Agreement for the remainder of the term. Distributor shall respond in writing within sixty (60) days of such request as to whether or not it will agree to continue to include the applications under this Agreement; if Distributor does agree, then Distributor's right to exclude the applications from the Agreement thereafter will terminate. If Distributor does not agree or does not respond within such sixty (60) day period, the rights to the lung and/or bone applications will be removed from the Agreement.

11. Except as specifically provided above, all other terms and conditions of the Agreement remain unchanged.

IN WITNESS WHEREOF, the parties hereto have executed this AMENDMENT OF AGREEMENT in triplicate as of the day and year first above written.

* Material has been omitted pursuant to a request for confidential treatment, and such material has been filed separately with the SEC.

                                       RITA MEDICAL SYSTEMS, INC.


                                       /s/ Barry Cheskin
                                       ------------------
                                       By:    Barry Cheskin
                                       Title: President and CEO



                                       ITX CORPORATION


                                       /s/ Ryuichi Kumagai
                                       --------------------
                                       By:    Ryuichi Kumagai
                                       Title: Vice President



                                       ITX INTERNATIONAL HOLDING, INC.


                                       /s/ Masaki Saikusa
                                       -------------------
                                       By:    Masaki Saikusa
                                       Title: President and CEO